UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon High Yield Fund

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by the fund’s primary portfolio managers, Chris Barris and Kevin Cronk, of Alcentra NY, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon High Yield Fund (the “fund”) produced a total return of 12.26% for Class A shares, 11.43% for Class C shares and 12.32% for Class I shares.1 In comparison, the ICE BofA U.S. High Yield Constrained Index (the “Index”), the fund’s benchmark, produced a total return of 13.47% over the same period.2

High yield corporate bonds advanced as yields remained attractive, and the pace of interest-rate increases from the U.S. Federal Reserve (the “Fed”) slowed in the face of moderating inflationary pressures. The fund underperformed the Index primarily due to credit selection.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below- investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by the fund’s sub-adviser.

In choosing securities, the fund’s sub-adviser seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

The fund also may invest in collateralized debt obligations (CDOs), which are a type of asset-backed security and include collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) and other similarly structured securities. CDOs generally issue separate series or “tranches,” which vary with respect to collateral, risk and yield. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Inflation Drives Yields Higher

Moderating but persistent inflationary pressures led the Fed to maintain a course of monetary tightening, raising the federal funds rate by an additional 1.00% on top of the aggressive 4.25% increase implemented during 2022. Rising rates caused turmoil in the regional banking industry, leading to a few high-profile regional bank failures in March and April 2023. While volatility spiked higher, and credit spreads widened sharply in the banking sector, swift action by federal authorities appeared to limit the impact, reducing stresses and easing concerns, although credit constraints appeared likely to increase. (Credit spreads refer to the comparative yields of bonds of different credit quality but the same maturity.) Uncertainty regarding federal debt ceiling negotiations in May added further short-term volatility, which ended with Congressional agreement to raise the debt ceiling.

While the Fed implemented its last rate hike of 2023 in July, continued hawkish rhetoric drove home the point that rates were likely to remain elevated for an extended period, driving yields higher again from May through September. However, inflation declined steadily as the period progressed, leading many investors to anticipate a soft economic landing rather than a severe downturn. By mid-October, with the threat of recession receding and hopes for future rate cuts increasing, yields began easing. The 10-year Treasury yield dropped from a high of near 5% on October 19 to under 4% at year-end, while the 2-year Treasury yield fell from slightly over 5% to approximately 4.2% during the same period. Supported by strong corporate earnings and low default rates, corporate bonds produced relatively attractive rates of return, with lower-credit-quality and longer-duration instruments generating the strongest gains.

Underweight Exposure to Lower Credit Quality Detracts

Attribution stemming from positioning across the Fund’s sector allocation was neutral; however, security selection within a few sectors detracted mildly from performance relative to the Index. Most notably, the fund held underweight exposure to the more distressed part of the investment universe, including credits rated CCC and below, particularly in the retail sector. Relative returns also suffered to a degree from the fund’s transactional cash position.

Conversely, the fund’s relative performance benefited from out-of-Index exposure to CLOs and bank loans, which together accounted for approximately 7% of fund’s holdings. We actively managed the fund’s exposure in these areas, increasing exposure when high yield appeared under pressure, then trimming exposure as high yield became more attractive. Out-of-Index exposure to European high yield, which accounted for approximately 2% of holdings, further enhanced relative returns. From a credit perspective, overweight exposure to bonds rated B versus higher-quality bonds rated BB also proved additive to performance. From a sector perspective, additional positive contributors included selection in health care, where the fund emphasized hospitals recovering from pandemic-related cost pressures; utilities, where increased exposure during the second half of the period bolstered relative performance; and leisure, where cruise lines saw improving conditions and a strong outlook for 2024.

Strong Fundamentals and Supportive Technical Characteristics

We have grown increasingly constructive regarding credit-quality issues and view the high yield market as well-positioned for an environment of easing yields, lower volatility and moderate economic growth. While we expect some further volatility if the pace of Fed rate cuts fail to meet the market’s prevailing aggressive expectations, the level of volatility should remain relatively modest compared to recent years.

As of December 31, 2023, the fund holds its largest sector weightings relative to the Index in packaging, cable and telecom. Conversely, the fund holds relatively underweight exposure to transportation and various consumer-related sectors, including retail, consumer lending and other areas sensitive to discretionary spending. From a credit perspective, the fund holds its greatest overweight position among B-rated securities, with underweight exposure to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

BB-rated bonds and approximately equal-weight exposure to CCC-rated instruments. The fund also maintains out-of-Index exposure to CLOs, bank loans and European high yield, which we believe continue to provide idiosyncratic opportunities for outperformance. Taken together, the fund’s out-of-Index positions account for approximately 10% of assets.

As of the end of the reporting period, corporate balance sheets in the high yield space appeared well-positioned to withstand moderate economic softening, and while default rates may creep up, they remain low by historical standards. We anticipate looking for opportunities to increase the fund’s exposure to lower-quality credits rated B and CCC if the macro environment remains favorable.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

A collateralized loan obligation (CLO) is a single security backed by a pool of debt. The process of pooling assets into a marketable security is called securitization. Collateralized loan obligations (CLO) are often backed by corporate loans with low credit ratings or loans taken out by private equity firms to conduct leveraged buyouts. Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund with a hypothetical investment of $10,000 in the ICE BofA U.S. High Yield Constrained Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	7.24%	3.41%	2.92%
without sales charge	12.26%	4.38%	3.39%
Class C shares
with applicable redemption charge †	10.43%	3.60%	2.62%
without redemption	11.43%	3.60%	2.62%
Class I shares	12.32%	4.64%	3.64%
ICE BofA U.S. High Yield Constrained Index	13.47%	5.19%	4.51%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.96	$8.86	$3.66
Ending value (after expenses)	$1,071.50	$1,067.50	$1,072.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6%
Advertising - .8%
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes		5.13	8/15/2027	1,509,000	[b]	1,441,482
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes		9.00	9/15/2028	1,390,000	[b,c]	1,451,424
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes		5.00	8/15/2027	1,820,000	[b,c]	1,760,671
					4,653,577
Aerospace & Defense - 2.1%
Bombardier, Inc., Sr. Unscd. Notes		7.50	2/1/2029	1,557,000	[b,c]	1,584,151
Bombardier, Inc., Sr. Unscd. Notes		7.88	4/15/2027	766,000	[b]	766,859
Spirit AeroSystems, Inc., Sr. Scd. Notes		9.75	11/15/2030	1,317,000	[b]	1,417,387
TransDigm, Inc., Gtd. Notes		4.88	5/1/2029	2,644,000		2,474,359
TransDigm, Inc., Gtd. Notes		5.50	11/15/2027	1,625,000		1,593,414
TransDigm, Inc., Sr. Scd. Notes		6.75	8/15/2028	1,101,000	[b]	1,127,790
TransDigm, Inc., Sr. Scd. Notes		6.88	12/15/2030	3,130,000	[b]	3,225,950
TransDigm, Inc., Sr. Scd. Notes		7.13	12/1/2031	467,000	[b]	489,960
					12,679,870
Airlines - .3%
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes		5.75	4/20/2029	2,012,451	[b]	1,963,966
Automobiles & Components - 2.1%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes		6.75	5/15/2028	1,700,000	[b,c]	1,735,428
Ford Motor Credit Co. LLC, Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,667,838
Ford Motor Credit Co. LLC, Sr. Unscd. Notes		7.35	3/6/2030	870,000	[c]	935,336
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		4.13	8/17/2027	3,190,000		3,022,697
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	2,200,000	[b,d]	2,145,878
IHO Verwaltungs GmbH, Sr. Scd. Bonds	EUR	8.75	5/15/2028	310,000	[b,d]	373,654
IHO Verwaltungs GmbH, Sr. Scd. Notes		6.38	5/15/2029	350,000	[b,d]	343,892
Real Hero Merger Sub 2, Inc., Sr. Unscd. Notes		6.25	2/1/2029	1,740,000	[b]	1,502,048
					12,726,771
Banks - .6%
Citigroup, Inc., Jr. Sub. Notes		3.88	2/18/2026	1,759,000	[e]	1,561,683

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Banks - .6% (continued)
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF		5.00	8/1/2024	2,070,000	[e]	2,033,549
					3,595,232
Building Materials - 2.2%
Builders FirstSource, Inc., Gtd. Notes		4.25	2/1/2032	1,985,000	[b]	1,793,419
Camelot Return Merger Sub, Inc., Sr. Scd. Notes		8.75	8/1/2028	2,949,000	[b,c]	2,997,140
Eco Material Technologies, Inc., Sr. Scd. Notes		7.88	1/31/2027	2,428,000	[b]	2,431,035
Emerald Debt Merger Sub LLC, Sr. Scd. Notes		6.63	12/15/2030	2,866,000	[b]	2,930,829
Standard Industries, Inc., Sr. Unscd. Notes		4.75	1/15/2028	1,334,000	[b]	1,285,148
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes		7.25	1/15/2031	1,529,000	[b]	1,612,069
					13,049,640
Chemicals - 2.3%
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	2,759,000	[b,d]	2,344,984
Mativ Holdings, Inc., Gtd. Notes		6.88	10/1/2026	1,093,000	[b]	1,049,675
NOVA Chemicals Corp., Sr. Scd. Notes		8.50	11/15/2028	1,620,000	[b]	1,700,854
NOVA Chemicals Corp., Sr. Unscd. Notes		5.00	5/1/2025	3,805,000	[b]	3,715,322
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	9.63	11/15/2028	545,000	[b]	646,741
Olympus Water US Holding Corp., Sr. Scd. Notes		9.75	11/15/2028	2,220,000	[b]	2,359,067
WR Grace Holdings LLC, Sr. Unscd. Notes		5.63	8/15/2029	1,980,000	[b]	1,744,592
					13,561,235
Collateralized Loan Obligations Debt - 2.8%
Ares European XII DAC CLO, Ser. 12A, Cl. E, (3 Month EURIBOR +6.10%)	EUR	10.09	4/20/2032	1,450,000	[b,f]	1,514,741
Bain Capital Credit Ltd. CLO, Ser. 2022-5A, Cl. E, (3 Month TSFR +7.60%)		13.00	7/24/2034	1,000,000	[b,f]	1,009,808
Barings I Ltd. CLO, Ser. 2018-1A, Cl. D, (3 Month TSFR +5.76%)		11.16	4/15/2031	2,000,000	[b,f]	1,845,496
Barings III Ltd. CLO, Ser. 2019-3A, Cl. ER, (3 Month TSFR +6.96%)		12.38	4/20/2031	1,000,000	[b,f]	1,002,982
Battalion X Ltd. CLO, Ser. 2016-10A, Cl. DR2, (3 Month TSFR +6.87%)		12.27	1/25/2035	1,750,000	[b,f]	1,479,742

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Collateralized Loan Obligations Debt - 2.8% (continued)
Battalion XVI Ltd. CLO, Ser. 2019-16A, Cl. ER, (3 Month TSFR +6.86%)		12.28	12/19/2032	2,500,000	[b,f]	2,441,355
Neuberger Berman Loan Advisers 24 Ltd. CLO, Ser. 2017-24A, Cl. E, (3 Month TSFR +6.28%)		11.68	4/19/2030	2,000,000	[b,f]	2,019,928
Octagon Investment Partners 46 Ltd. CLO, Ser. 2020-2A, Cl. ER, (3 Month TSFR +6.86%)		12.26	7/15/2036	3,000,000	[b,f]	2,623,479
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, (3 Month TSFR +6.31%)		11.71	4/17/2031	2,000,000	[b,f]	1,757,878
St. Pauls CLO, Ser. 11-A, Cl. E, (3 Month EURIBOR +6.00%)	EUR	9.99	1/17/2032	1,000,000	[b,f]	1,036,476
					16,731,885
Commercial & Professional Services - 4.2%
Adtalem Global Education, Inc., Sr. Scd. Notes		5.50	3/1/2028	1,133,000	[b]	1,091,027
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes		6.13	10/15/2026	1,474,000	[b]	1,461,825
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Scd. Notes		6.63	7/15/2026	2,340,000	[b]	2,329,912
APX Group, Inc., Sr. Scd. Notes		6.75	2/15/2027	2,403,000	[b]	2,400,381
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes		8.00	2/15/2031	3,755,000	[b,c]	3,753,065
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	1,650,000	[b]	1,696,964
GTCR W-2 Merger Sub LLC, Sr. Scd. Notes		7.50	1/15/2031	2,408,000	[b]	2,546,153
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV, Sr. Scd. Bonds	GBP	8.50	1/15/2031	431,000	[b]	595,659
Neptune BidCo US, Inc., Sr. Scd. Notes		9.29	4/15/2029	2,078,000	[b]	1,939,434
Prime Security Services Borrower LLC/Prime Finance, Inc., Scd. Notes		6.25	1/15/2028	3,102,000	[b,c]	3,086,331
United Rentals North America, Inc., Gtd. Notes		3.75	1/15/2032	2,206,000		1,954,354
United Rentals North America, Inc., Gtd. Notes		4.00	7/15/2030	2,225,000	[c]	2,051,876
					24,906,981
Consumer Discretionary - 9.5%
Allwyn Entertainment Financing UK PLC, Sr. Scd. Notes		7.88	4/30/2029	3,342,000	[b]	3,417,195

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Consumer Discretionary - 9.5% (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes	4.63	4/1/2030	1,440,000	[b]	1,292,488
Caesars Entertainment, Inc., Sr. Scd. Notes	7.00	2/15/2030	1,980,000	[b]	2,031,603
Carnival Corp., Gtd. Notes	6.00	5/1/2029	3,051,000	[b,c]	2,938,023
Carnival Corp., Gtd. Notes	7.63	3/1/2026	1,961,000	[b,c]	1,997,682
Carnival Corp., Gtd. Notes	10.50	6/1/2030	1,070,000	[b,c]	1,171,147
Carnival Corp., Sr. Scd. Notes	7.00	8/15/2029	678,000	[b,c]	708,337
Carnival Holdings Bermuda Ltd., Gtd. Notes	10.38	5/1/2028	1,505,000	[b]	1,639,237
CCM Merger, Inc., Sr. Unscd. Notes	6.38	5/1/2026	1,638,000	[b]	1,600,826
Churchill Downs, Inc., Gtd. Notes	4.75	1/15/2028	1,200,000	[b]	1,150,825
Dealer Tire LLC/DT Issuer LLC, Sr. Unscd. Notes	8.00	2/1/2028	2,442,000	[b]	2,420,425
Everi Holdings, Inc., Gtd. Notes	5.00	7/15/2029	2,617,000	[b]	2,378,738
Hilton Domestic Operating Co., Inc., Gtd. Notes	4.00	5/1/2031	2,360,000	[b]	2,164,121
International Game Technology PLC, Sr. Scd. Notes	5.25	1/15/2029	3,747,000	[b,c]	3,671,400
KB Home, Gtd. Notes	4.00	6/15/2031	2,726,000		2,445,371
NCL Corp. Ltd., Gtd. Notes	5.88	3/15/2026	2,126,000	[b]	2,078,915
NCL Corp. Ltd., Sr. Scd. Notes	5.88	2/15/2027	1,522,000	[b]	1,509,812
NCL Corp. Ltd., Sr. Scd. Notes	8.13	1/15/2029	1,055,000	[b]	1,102,825
Ontario Gaming GTA LP, Sr. Scd. Notes	8.00	8/1/2030	1,586,000	[b,c]	1,636,704
Ritchie Bros Holdings, Inc., Gtd. Notes	7.75	3/15/2031	1,702,000	[b]	1,816,647
Ritchie Bros Holdings, Inc., Sr. Scd. Notes	6.75	3/15/2028	1,150,000	[b]	1,185,446
Royal Caribbean Cruises Ltd., Gtd. Notes	7.25	1/15/2030	1,223,000	[b]	1,278,041
Royal Caribbean Cruises Ltd., Gtd. Notes	9.25	1/15/2029	373,000	[b]	401,452
Royal Caribbean Cruises Ltd., Sr. Scd. Notes	8.25	1/15/2029	1,130,000	[b]	1,201,554
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes	4.25	7/1/2026	560,000	[b]	541,239
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes	5.50	8/31/2026	4,002,000	[b]	3,965,074
Scientific Games Holdings LP/Scientific Games US Finco, Inc., Sr. Unscd. Notes	6.63	3/1/2030	1,279,000	[b]	1,210,721
Taylor Morrison Communities, Inc., Sr. Unscd. Notes	5.13	8/1/2030	1,388,000	[b]	1,344,243
Verde Purchaser LLC, Sr. Scd. Notes	10.50	11/30/2030	1,652,000	[b]	1,666,703

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Consumer Discretionary - 9.5% (continued)
Viking Cruises Ltd., Sr. Unscd. Notes		9.13	7/15/2031	1,716,000	[b,c]	1,829,748
Windsor Holdings III LLC, Sr. Scd. Notes		8.50	6/15/2030	2,362,000	[b]	2,471,309
					56,267,851
Consumer Staples - .7%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, Sr. Scd. Notes		4.75	1/15/2029	2,750,000	[b]	2,625,246
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., Sr. Scd. Notes		5.00	12/31/2026	1,694,000	[b]	1,653,200
					4,278,446
Diversified Financials - 3.1%
Encore Capital Group, Inc., Sr. Scd. Notes	GBP	4.25	6/1/2028	920,000	[b,c]	1,007,703
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	2,380,000	[b]	2,097,428
Intrum AB, Sr. Unscd. Notes	EUR	4.88	8/15/2025	2,150,000	[b,c]	2,226,633
Nationstar Mortgage Holdings, Inc., Gtd. Notes		5.00	2/1/2026	3,260,000	[b]	3,190,181
Navient Corp., Sr. Unscd. Notes		5.00	3/15/2027	2,575,000	[c]	2,488,467
OneMain Finance Corp., Gtd. Notes		7.88	3/15/2030	999,000		1,029,226
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	1,326,000	[b]	1,311,908
PennyMac Financial Services, Inc., Gtd. Notes		7.88	12/15/2029	1,954,000	[b]	2,014,187
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., Gtd. Notes		2.88	10/15/2026	1,625,000	[b]	1,500,436
United Wholesale Mortgage LLC, Sr. Unscd. Notes		5.75	6/15/2027	1,609,000	[b]	1,578,646
					18,444,815
Electronic Components - .4%
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	2,395,000	[b,c]	2,382,022
Energy - 9.4%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unscd. Notes		8.25	2/15/2026	3,344,000	[b]	3,364,131
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.75	3/1/2027	1,569,000	[b]	1,557,800
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.75	1/15/2028	1,920,000	[b]	1,902,621
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	2,095,000	[b]	2,010,468

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Energy - 9.4% (continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Sr. Unscd. Notes	6.63	7/15/2026	4,126,000	[b]	4,104,937
Chesapeake Energy Corp., Gtd. Notes	5.88	2/1/2029	3,624,000	[b]	3,555,318
Comstock Resources, Inc., Gtd. Notes	6.75	3/1/2029	3,620,000	[b,c]	3,315,095
CQP Holdco LP/Bip-V Chinook Holdco LLC, Sr. Scd. Notes	5.50	6/15/2031	2,077,000	[b,c]	1,971,093
CrownRock LP/Crownrock Finance, Inc., Sr. Unscd. Notes	5.00	5/1/2029	1,067,000	[b]	1,041,552
Energy Transfer LP, Jr. Sub. Bonds, Ser. B	6.63	2/15/2028	3,226,000	[c,e]	2,705,774
EnLink Midstream LLC, Gtd. Notes	6.50	9/1/2030	2,672,000	[b]	2,731,081
EQM Midstream Partners LP, Sr. Unscd. Notes	4.00	8/1/2024	880,000		872,249
EQM Midstream Partners LP, Sr. Unscd. Notes	5.50	7/15/2028	2,934,000		2,908,947
Moss Creek Resources Holdings, Inc., Gtd. Notes	7.50	1/15/2026	1,750,000	[b]	1,748,024
Noble Finance II LLC, Gtd. Notes	8.00	4/15/2030	1,420,000	[b]	1,478,785
Northern Oil & Gas, Inc., Sr. Unscd. Notes	8.13	3/1/2028	2,240,000	[b,c]	2,270,330
Northriver Midstream Finance LP, Sr. Scd. Notes	5.63	2/15/2026	2,240,000	[b]	2,174,054
Rockcliff Energy II LLC, Sr. Unscd. Notes	5.50	10/15/2029	2,257,000	[b]	2,136,145
Rockies Express Pipeline LLC, Sr. Unscd. Notes	4.80	5/15/2030	3,097,000	[b]	2,837,750
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., Sr. Unscd. Notes	7.88	11/1/2028	2,006,000	[b]	2,080,342
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	3.88	11/1/2033	3,343,000	[b,c]	2,837,031
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	4.13	8/15/2031	2,360,000	[b]	2,082,195
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	6.25	1/15/2030	950,000	[b]	946,114
Venture Global LNG, Inc., Sr. Scd. Notes	8.13	6/1/2028	3,502,000	[b]	3,539,846
				56,171,682
Environmental Control - 2.2%
Clean Harbors, Inc., Gtd. Notes	5.13	7/15/2029	1,200,000	[b]	1,152,873
Clean Harbors, Inc., Gtd. Notes	6.38	2/1/2031	2,680,000	[b]	2,724,810
Covanta Holding Corp., Gtd. Notes	4.88	12/1/2029	403,000	[b]	352,577
Covanta Holding Corp., Gtd. Notes	5.00	9/1/2030	1,632,000		1,392,643
GFL Environmental, Inc., Gtd. Notes	4.00	8/1/2028	1,640,000	[b]	1,517,029

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Environmental Control - 2.2% (continued)
GFL Environmental, Inc., Sr. Scd. Notes		3.50	9/1/2028	1,770,000	[b,c]	1,637,349
GFL Environmental, Inc., Sr. Scd. Notes		5.13	12/15/2026	1,490,000	[b]	1,475,245
GFL Environmental, Inc., Sr. Scd. Notes		6.75	1/15/2031	784,000	[b]	808,720
Madison IAQ LLC, Sr. Scd. Notes		4.13	6/30/2028	474,000	[b]	431,407
Waste Pro USA, Inc., Sr. Unscd. Notes		5.50	2/15/2026	1,896,000	[b]	1,827,042
					13,319,695
Food Products - 1.8%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, Gtd. Notes		4.63	1/15/2027	1,560,000	[b]	1,517,611
Boparan Finance PLC, Sr. Scd. Bonds	GBP	7.63	11/30/2025	518,000	[b]	590,940
Pilgrim's Pride Corp., Gtd. Notes		3.50	3/1/2032	2,341,000		1,982,160
Post Holdings, Inc., Gtd. Notes		4.63	4/15/2030	1,820,000	[b]	1,676,034
Post Holdings, Inc., Gtd. Notes		5.50	12/15/2029	1,980,000	[b,c]	1,909,934
US Foods, Inc., Gtd. Notes		6.88	9/15/2028	2,812,000	[b]	2,898,077
					10,574,756
Health Care - 7.0%
Bausch & Lomb Escrow Corp., Sr. Scd. Notes		8.38	10/1/2028	1,098,000	[b]	1,159,697
Bausch Health Cos., Inc., Sr. Scd. Notes		11.00	9/30/2028	2,175,000	[b]	1,586,619
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	1,971,000	[b]	1,865,872
CHS/Community Health Systems, Inc., Sr. Scd. Notes		5.25	5/15/2030	2,579,000	[b]	2,160,497
CHS/Community Health Systems, Inc., Sr. Scd. Notes		5.63	3/15/2027	2,940,000	[b]	2,735,502
CHS/Community Health Systems, Inc., Sr. Scd. Notes		8.00	3/15/2026	450,000	[b]	448,905
Encompass Health Corp., Gtd. Notes		4.63	4/1/2031	1,010,000		930,577
Encompass Health Corp., Gtd. Notes		4.75	2/1/2030	1,870,000		1,763,084
HealthEquity, Inc., Gtd. Notes		4.50	10/1/2029	2,344,000	[b]	2,179,356
IQVIA, Inc., Gtd. Notes		5.00	5/15/2027	1,470,000	[b]	1,443,643
Jazz Securities DAC, Sr. Scd. Notes		4.38	1/15/2029	2,110,000	[b]	1,966,731
LifePoint Health, Inc., Sr. Scd. Notes		9.88	8/15/2030	3,998,000	[b,c]	4,045,339
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	1,349,000	[b]	1,221,323
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	560,000	[b]	528,593
Molina Healthcare, Inc., Sr. Unscd. Notes		4.38	6/15/2028	2,905,000	[b]	2,750,321
Option Care Health, Inc., Gtd. Notes		4.38	10/31/2029	3,347,000	[b]	3,028,930

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Health Care - 7.0% (continued)
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Scd. Notes	4.13	4/30/2028	1,382,000	[b]	1,273,364
Tenet Healthcare Corp., Sr. Scd. Notes	4.25	6/1/2029	3,170,000		2,954,718
Tenet Healthcare Corp., Sr. Scd. Notes	4.63	6/15/2028	3,820,000		3,647,865
Tenet Healthcare Corp., Sr. Scd. Notes	5.13	11/1/2027	1,650,000		1,614,156
Tenet Healthcare Corp., Sr. Scd. Notes	6.75	5/15/2031	2,050,000	[b]	2,097,765
				41,402,857
Industrial - 1.5%
Artera Services LLC, Sr. Scd. Notes	9.03	12/4/2025	1,270,045	[b]	1,202,637
Chart Industries, Inc., Sr. Scd. Notes	7.50	1/1/2030	2,740,000	[b]	2,867,402
Dycom Industries, Inc., Gtd. Notes	4.50	4/15/2029	1,254,000	[b]	1,165,091
Husky III Holding Ltd., Sr. Unscd. Notes	13.00	2/15/2025	1,681,000	[b,d]	1,677,836
TK Elevator US Newco, Inc., Sr. Scd. Notes	5.25	7/15/2027	1,888,000	[b]	1,855,974
				8,768,940
Information Technology - 2.5%
AthenaHealth Group, Inc., Sr. Unscd. Notes	6.50	2/15/2030	4,105,000	[b]	3,729,444
Central Parent, Inc./CDK Global, Inc., Sr. Scd. Notes	7.25	6/15/2029	2,465,000	[b]	2,515,763
Cloud Software Group, Inc., Sr. Scd. Notes	6.50	3/31/2029	2,310,000	[b]	2,202,009
Elastic NV, Sr. Unscd. Notes	4.13	7/15/2029	2,650,000	[b]	2,436,163
Fair Isaac Corp., Sr. Unscd. Notes	4.00	6/15/2028	1,550,000	[b]	1,467,827
SS&C Technologies, Inc., Gtd. Notes	5.50	9/30/2027	2,250,000	[b]	2,219,305
				14,570,511
Insurance - 1.7%
Acrisure LLC/Acrisure Finance, Inc., Sr. Scd. Notes	4.25	2/15/2029	3,740,000	[b]	3,380,832
Acrisure LLC/Acrisure Finance, Inc., Sr. Unscd. Notes	7.00	11/15/2025	1,800,000	[b]	1,797,054
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Scd. Notes	6.75	4/15/2028	2,115,000	[b]	2,165,030
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Unscd. Notes	6.75	10/15/2027	2,960,000	[b]	2,952,600
				10,295,516
Internet Software & Services - 1.8%
Cogent Communications Group, Inc., Gtd. Notes	7.00	6/15/2027	1,780,000	[b]	1,790,564

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Internet Software & Services - 1.8% (continued)
Gen Digital, Inc., Gtd. Notes	6.75	9/30/2027	2,510,000	[b]	2,555,065
Go Daddy Operating Co., LLC/GD Finance Co., Inc., Gtd. Notes	5.25	12/1/2027	4,040,000	[b]	3,962,526
Uber Technologies, Inc., Gtd. Notes	4.50	8/15/2029	2,190,000	[b]	2,093,293
				10,401,448
Materials - 4.0%
ARD Finance SA, Sr. Scd. Notes	6.50	6/30/2027	2,264,053	[b,d]	1,060,222
Ball Corp., Gtd. Bonds	4.88	3/15/2026	1,468,000	[c]	1,463,556
Ball Corp., Gtd. Notes	6.00	6/15/2029	1,230,000		1,257,580
Clydesdale Acquisition Holdings, Inc., Gtd. Notes	8.75	4/15/2030	2,665,000	[b]	2,487,982
Clydesdale Acquisition Holdings, Inc., Sr. Scd. Notes	6.63	4/15/2029	1,920,000	[b]	1,889,827
LABL, Inc., Sr. Scd. Notes	6.75	7/15/2026	1,790,000	[b]	1,742,617
LABL, Inc., Sr. Scd. Notes	9.50	11/1/2028	1,475,000	[b]	1,491,594
LABL, Inc., Sr. Unscd. Notes	10.50	7/15/2027	1,305,000	[b]	1,253,029
Mauser Packaging Solutions Holding Co., Scd. Notes	9.25	4/15/2027	778,000	[b]	764,494
Mauser Packaging Solutions Holding Co., Sr. Scd. Notes	7.88	8/15/2026	2,055,000	[b]	2,093,184
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, Sr. Scd. Notes	4.00	10/15/2027	2,620,000	[b,c]	2,451,337
Sealed Air Corp., Gtd. Notes	5.00	4/15/2029	3,195,000	[b]	3,093,078
Trivium Packaging Finance BV, Sr. Scd. Notes	5.50	8/15/2026	2,782,000	[b]	2,732,352
				23,780,852
Media - 7.5%
Altice Financing SA, Sr. Scd. Bonds	5.75	8/15/2029	2,377,000	[b]	2,112,543
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes	4.25	1/15/2034	1,440,000	[b]	1,172,112
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes	4.50	5/1/2032	2,934,000		2,516,754
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes	4.75	3/1/2030	658,000	[b]	602,202
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes	5.00	2/1/2028	2,995,000	[b]	2,867,900
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes	5.13	5/1/2027	2,617,000	[b]	2,530,101
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes	7.38	3/1/2031	2,420,000	[b,c]	2,485,313
CSC Holdings LLC, Gtd. Notes	5.38	2/1/2028	2,693,000	[b]	2,381,348
CSC Holdings LLC, Gtd. Notes	5.50	4/15/2027	1,400,000	[b]	1,294,954
CSC Holdings LLC, Gtd. Notes	11.25	5/15/2028	1,742,000	[b,c]	1,796,115
CSC Holdings LLC, Sr. Unscd. Bonds	5.25	6/1/2024	1,600,000		1,567,426

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Media - 7.5% (continued)
CSC Holdings LLC, Sr. Unscd. Notes	5.75	1/15/2030	1,210,000	[b]	754,483
CSC Holdings LLC, Sr. Unscd. Notes	7.50	4/1/2028	1,395,000	[b]	1,044,918
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., Sr. Scd. Notes	5.88	8/15/2027	2,060,000	[b]	1,937,218
DISH DBS Corp., Gtd. Notes	7.75	7/1/2026	2,132,000		1,487,155
DISH Network Corp., Sr. Scd. Notes	11.75	11/15/2027	4,910,000	[b]	5,129,340
Gray Television, Inc., Gtd. Notes	5.88	7/15/2026	680,000	[b]	662,076
Gray Television, Inc., Gtd. Notes	7.00	5/15/2027	1,015,000	[b,c]	965,727
iHeartCommunications, Inc., Sr. Scd. Notes	6.38	5/1/2026	2,140,000	[c]	1,826,583
Nexstar Media, Inc., Gtd. Notes	4.75	11/1/2028	3,210,000	[b,c]	2,960,535
Scripps Escrow, Inc., Gtd. Notes	5.88	7/15/2027	1,674,000	[b,c]	1,488,797
TEGNA, Inc., Gtd. Notes	4.75	3/15/2026	2,060,000	[b]	2,005,307
Virgin Media Finance PLC, Gtd. Notes	5.00	7/15/2030	1,435,000	[b,c]	1,266,979
Virgin Media Secured Finance PLC, Sr. Scd. Notes	5.50	5/15/2029	733,000	[b]	709,080
Ziggo Bond Co. BV, Gtd. Notes	5.13	2/28/2030	1,360,000	[b]	1,139,068
				44,704,034
Metals & Mining - 2.1%
Arsenal AIC Parent LLC, Sr. Scd. Notes	8.00	10/1/2030	1,930,000	[b,c]	2,016,097
Cleveland-Cliffs, Inc., Gtd. Notes	6.75	4/15/2030	1,525,000	[b]	1,548,378
FMG Resources August 2006 Pty Ltd., Gtd. Notes	4.50	9/15/2027	650,000	[b]	625,215
FMG Resources August 2006 Pty Ltd., Sr. Unscd. Notes	6.13	4/15/2032	1,950,000	[b]	1,966,758
Novelis Corp., Gtd. Notes	3.25	11/15/2026	1,410,000	[b]	1,328,310
Novelis Corp., Gtd. Notes	4.75	1/30/2030	1,970,000	[b]	1,855,845
Taseko Mines Ltd., Sr. Scd. Notes	7.00	2/15/2026	3,210,000	[b,c]	3,050,716
				12,391,319
Real Estate - 3.0%
Greystar Real Estate Partners LLC, Sr. Scd. Notes	7.75	9/1/2030	1,780,000	[b]	1,866,953
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes	5.25	10/1/2025	2,484,000	[b]	2,452,663
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Scd. Notes	4.88	5/15/2029	2,110,000	[b]	1,955,423
Rithm Capital Corp., Sr. Unscd. Notes	6.25	10/15/2025	4,631,000	[b]	4,563,712
RLJ Lodging Trust LP, Sr. Scd. Notes	4.00	9/15/2029	2,637,000	[b]	2,372,385
Service Properties Trust, Sr. Unscd. Notes	4.50	3/15/2025	1,450,000		1,417,389

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Real Estate - 3.0% (continued)
Starwood Property Trust, Inc., Sr. Unscd. Notes		3.75	12/31/2024	3,140,000	[b]	3,083,653
					17,712,178
Retailing - 4.8%
1011778 BC ULC/New Red Finance, Inc., Sr. Scd. Notes		3.88	1/15/2028	1,013,000	[b]	957,739
Advance Auto Parts, Inc., Gtd. Notes		5.95	3/9/2028	2,760,000	[c]	2,748,284
Beacon Roofing Supply, Inc., Gtd. Notes		4.13	5/15/2029	1,361,000	[b]	1,242,179
Beacon Roofing Supply, Inc., Sr. Scd. Notes		4.50	11/15/2026	1,550,000	[b,c]	1,511,541
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Sr. Scd. Notes		4.63	1/15/2029	2,080,000	[b]	1,889,170
Foundation Building Materials, Inc., Gtd. Notes		6.00	3/1/2029	1,435,000	[b]	1,291,730
PetSmart, Inc./PetSmart Finance Corp., Gtd. Notes		7.75	2/15/2029	2,370,000	[b]	2,307,546
PetSmart, Inc./PetSmart Finance Corp., Sr. Scd. Notes		4.75	2/15/2028	2,590,000	[b]	2,443,728
QVC, Inc., Sr. Scd. Notes		4.85	4/1/2024	1,140,000		1,129,472
SRS Distribution, Inc., Gtd. Notes		6.00	12/1/2029	2,807,000	[b]	2,620,521
Staples, Inc., Sr. Scd. Notes		7.50	4/15/2026	2,530,000	[b]	2,356,043
Staples, Inc., Sr. Unscd. Notes		10.75	4/15/2027	660,000	[b]	481,575
White Cap Buyer LLC, Sr. Unscd. Notes		6.88	10/15/2028	3,260,000	[b]	3,159,793
White Cap Parent LLC, Sr. Unscd. Notes		8.25	3/15/2026	230,000	[b,d]	229,232
Yum! Brands, Inc., Sr. Unscd. Notes		4.75	1/15/2030	2,170,000	[b]	2,105,779
Yum! Brands, Inc., Sr. Unscd. Notes		5.38	4/1/2032	2,094,000	[c]	2,059,622
					28,533,954
Semiconductors & Semiconductor Equipment - .5%
Entegris Escrow Corp., Gtd. Notes		5.95	6/15/2030	3,090,000	[b,c]	3,074,868
Technology Hardware & Equipment - .7%
McAfee Corp., Sr. Unscd. Notes		7.38	2/15/2030	2,060,000	[b]	1,884,048
Western Digital Corp., Gtd. Notes		4.75	2/15/2026	2,299,000		2,256,947
					4,140,995
Telecommunication Services - 4.3%
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	3,045,000	[b]	1,940,385
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	3,958,000	[b]	2,567,313
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	4,350,000	[b]	3,585,988
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	2,344,000	[b]	1,840,941

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.6% (continued)
Telecommunication Services - 4.3% (continued)
C&W Senior Financing DAC, Sr. Unscd. Notes	6.88	9/15/2027	1,947,000	[b]	1,815,947
Frontier Communications Holdings LLC, Scd. Notes	6.75	5/1/2029	1,270,000	[b,c]	1,136,965
Frontier Communications Holdings LLC, Sr. Scd. Notes	5.88	10/15/2027	1,001,000	[b]	967,898
Frontier Communications Holdings LLC, Sr. Scd. Notes	8.75	5/15/2030	3,113,000	[b]	3,204,860
Iliad Holding SASU, Sr. Scd. Notes	6.50	10/15/2026	2,989,000	[b]	2,985,289
Lumen Technologies, Inc., Sr. Scd. Notes	4.00	2/15/2027	1,746,000	[b]	1,128,457
Telecom Italia Capital SA, Gtd. Notes	7.72	6/4/2038	1,480,000		1,508,958
Telesat Canada/Telesat LLC, Sr. Scd. Notes	5.63	12/6/2026	2,250,000	[b]	1,381,985
Zayo Group Holdings, Inc., Sr. Scd. Notes	4.00	3/1/2027	1,763,000	[b,c]	1,415,327
				25,480,313
Utilities - 4.7%
Calpine Corp., Sr. Scd. Notes	4.50	2/15/2028	1,000,000	[b]	951,775
Calpine Corp., Sr. Unscd. Notes	5.00	2/1/2031	3,444,000	[b]	3,161,681
Clearway Energy Operating LLC, Gtd. Notes	3.75	1/15/2032	1,780,000	[b]	1,552,793
NextEra Energy Operating Partners LP, Gtd. Notes	3.88	10/15/2026	1,812,000	[b]	1,726,610
NextEra Energy Operating Partners LP, Sr. Unscd. Notes	7.25	1/15/2029	1,679,000	[b]	1,758,806
NRG Energy, Inc., Gtd. Notes	3.88	2/15/2032	1,390,000	[b]	1,191,543
NRG Energy, Inc., Gtd. Notes	5.25	6/15/2029	1,740,000	[b]	1,686,959
NRG Energy, Inc., Jr. Sub. Bonds	10.25	3/15/2028	2,095,000	[b,e]	2,183,160
PG&E Corp., Sr. Scd. Notes	5.00	7/1/2028	2,449,000	[c]	2,384,362
Pike Corp., Gtd. Notes	5.50	9/1/2028	2,110,000	[b]	2,012,750
Pike Corp., Sr. Unscd. Notes	8.63	1/31/2031	45,000	[b]	47,344
Solaris Midstream Holdings LLC, Gtd. Notes	7.63	4/1/2026	4,180,000	[b]	4,241,459
Vistra Corp., Jr. Sub. Bonds	7.00	12/15/2026	880,000	[b,e]	868,006
Vistra Operations Co. LLC, Gtd. Notes	4.38	5/1/2029	2,971,000	[b]	2,776,752
Vistra Operations Co. LLC, Gtd. Notes	7.75	10/15/2031	1,430,000	[b]	1,486,255
				28,030,255
Total Bonds and Notes (cost $527,744,489)			538,596,464

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 3.9%
Advertising - .1%
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 Month TSFR +3.76%)	9.14	8/21/2026	437,717	[f]	433,976
Automobiles & Components - .4%
First Brands Group LLC, 2022 Incremental Term Loan, (3 Month TSFR +5.43%)	10.88	3/30/2027	1,482,697	[f]	1,474,364
Realtruck Group, Inc., Initial Term Loan, (1 Month TSFR +3.50%)	8.97	1/29/2028	1,203,811	[f]	1,190,767
				2,665,131
Commercial & Professional Services - .7%
Indy US Holdco LLC, 2023 Incremental Dollar Term Loan, (1 Month TSFR +6.25%)	11.61	3/6/2028	1,855,675	[f]	1,819,721
Neptune BidCo US, Inc., Dollar Term Loan B, (3 Month TSFR +5.10%)	10.51	4/11/2029	931,700	[f]	853,540
Prometric Holdings, Inc., First Lien Term Loan, (1 Month TSFR +5.36%)	10.72	1/29/2025	1,375,632	[f]	1,376,712
				4,049,973
Consumer Discretionary - .2%
Bally's Corp., Facility Term Loan B, (3 Month TSFR +3.51%)	8.93	10/2/2028	1,221,883	[f]	1,161,375
Diversified Financials - .4%
Nexus Buyer LLC, Initial Term Loan, (1 Month TSFR +3.85%)	9.21	11/9/2026	1,147,013	[f]	1,137,762
Russell Investments US, 2025 New Term Loan, (1 Month TSFR +3.60%)	8.96	5/30/2025	1,300,000	[f]	1,221,187
				2,358,949
Energy - .2%
WaterBridge Midstream Operating, Initial Term Loan, (3 Month TSFR +6.01%)	11.39	6/21/2026	1,085,105	[f]	1,088,094
Financials - .2%
Jump Financial LLC, Term Loan, (3 Month TSFR +4.76%)	10.11	8/6/2028	1,193,893	[f]	1,187,924
Food Products - .2%
Max US Bidco, Inc., Initial Term Loan, (3 Month TSFR +5.00%)	10.35	10/2/2030	1,000,000	[f]	937,250
Industrial - .3%
Powerteam Services LLC, First Lien Initial Term Loan, (3 Month TSFR +3.35%)	8.70	3/6/2025	477,467	[f]	450,779
Revere Power LLC, Term Loan B, (1 Month TSFR +4.25%)	9.71	3/30/2026	1,408,158	[f]	1,249,036

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 3.9% (continued)
Industrial - .3% (continued)
Revere Power LLC, Term Loan C, (1 Month TSFR +4.25%)	9.71	3/30/2026	123,322	[f]	109,387
				1,809,202
Information Technology - .2%
Quest Software, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.40%)	9.78	2/1/2029	1,665,343	[f]	1,280,465
Insurance - .3%
Asurion LLC, Second Lien Term Loan B-3, (1 Month TSFR +5.36%)	10.72	2/3/2028	1,938,000	[f]	1,852,399
Internet Software & Services - .4%
MH Sub I LLC, 2023 May New Term Loan, (1 Month TSFR +4.25%)	9.61	5/3/2028	1,203,950	[f]	1,185,891
Pug LLC, Term Loan B-2, (1 Month TSFR +4.36%)	9.71	2/16/2027	1,157,041	[f]	1,151,256
				2,337,147
Utilities - .3%
Eastern Power LLC, Term Loan, (1 Month TSFR +3.86%)	9.22	10/2/2025	2,059,589	[f]	2,030,137
Total Floating Rate Loan Interests (cost $22,879,645)			23,192,022
			Shares
Common Stocks - .0%
Media - .0%
Altice USA, Inc., Cl. A (cost $563,026)			29,000	[g]	94,250

Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
Invesco Senior Loan ETF (cost $3,673,464)			175,800	[c]	3,723,444
	1-Day Yield (%)
Investment Companies - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,984,498)	5.43		13,984,498	[h]	13,984,498

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 7.5%
Registered Investment Companies - 7.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $44,761,334)	5.43	44,761,334	[h] 44,761,334
Total Investments (cost $613,606,456)		105.0%	624,352,012
Liabilities, Less Cash and Receivables		(5.0%)	(29,889,295)
Net Assets		100.0%	594,462,717

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

TSFR—Term Secured Overnight Financing Rate Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $469,942,033 or 79.05% of net assets.

c Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $59,471,288 and the value of the collateral was $66,356,558, consisting of cash collateral of $44,761,334 and U.S. Government & Agency securities valued at $21,595,224. In addition, the value of collateral may include pending sales that are also on loan.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Cyclical	17.4
Communications	14.8
Consumer, Non-cyclical	14.5
Industrial	12.7
Investment Companies	10.5
Energy	9.6
Financial	9.3
Utilities	5.1
Basic Materials	4.4
Technology	3.9
Collateralized Loan Obligations	2.8
105.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.4%	20,649,791	405,039,354	(411,704,647)	13,984,498	1,198,600
Investment of Cash Collateral for Securities Loaned - 7.5%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 7.5%	-	138,555,964	(93,794,630)	44,761,334	77,557	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	12,233,684	104,277,680	(116,511,364)	-	70,173	†††
Total - 9.9%	32,883,475	647,872,998	(622,010,641)	58,745,832	1,346,330

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	508,768	British Pound	400,000	1/12/2024	(1,132)
Euro	2,500,000	United States Dollar	2,721,561	1/12/2024	39,880
United States Dollar	16,518,833	Euro	15,105,000	1/12/2024	(165,793)
Citigroup Global Markets Inc.
United States Dollar	1,697,554	British Pound	1,350,000	1/12/2024	(23,360)
Goldman Sachs & Co. LLC
United States Dollar	460,023	Euro	420,000	1/12/2024	(3,899)
Euro	450,000	United States Dollar	492,159	1/12/2024	4,900
Gross Unrealized Appreciation					44,780
Gross Unrealized Depreciation					(194,184)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $59,471,288)—Note 1(c):
Unaffiliated issuers	554,860,624	565,606,180
Affiliated issuers	58,745,832	58,745,832
Cash denominated in foreign currency	711,924	716,334
Receivable for investment securities sold		12,158,910
Dividends, interest and securities lending income receivable		10,312,950
Receivable for shares of Beneficial Interest subscribed		1,064,381
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		44,780
		648,649,367
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		365,197
Cash overdraft due to Custodian		1,821,850
Liability for securities on loan—Note 1(c)		44,761,334
Payable for investment securities purchased		4,495,702
Payable for shares of Beneficial Interest redeemed		2,543,588
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		194,184
Trustees’ fees and expenses payable		4,795
		54,186,650
Net Assets ($)		594,462,717
Composition of Net Assets ($):
Paid-in capital		852,658,852
Total distributable earnings (loss)		(258,196,135)
Net Assets ($)		594,462,717

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	102,274,119	2,511,481	489,677,117
Shares Outstanding	19,092,745	468,614	91,337,781
Net Asset Value Per Share ($)	5.36	5.36	5.36

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income ($):
Income:
Interest	44,911,138
Dividends:
Unaffiliated issuers	189,966
Affiliated issuers	1,198,600
Income from securities lending—Note 1(c)	147,730
Total Income	46,447,434
Expenses:
Management fee—Note 3(a)	4,172,986
Distribution/Service Plan fees—Note 3(b)	257,676
Trustees’ fees—Note 3(a,d)	88,000
Loan commitment fees—Note 2	17,276
Total Expenses	4,535,938
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(88,000)
Net Expenses	4,447,938
Net Investment Income	41,999,496
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(33,636,125)
Net realized gain (loss) on forward foreign currency exchange contracts	(257,878)
Net Realized Gain (Loss)	(33,894,003)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	59,942,150
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	546,992
Net Change in Unrealized Appreciation (Depreciation)	60,489,142
Net Realized and Unrealized Gain (Loss) on Investments	26,595,139
Net Increase in Net Assets Resulting from Operations	68,594,635

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	41,999,496	44,837,056
Net realized gain (loss) on investments	(33,894,003)	(94,891,784)
Net change in unrealized appreciation (depreciation) on investments	60,489,142	(69,975,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,594,635	(120,030,298)
Distributions ($):
Distributions to shareholders:
Class A	(6,503,708)	(5,232,956)
Class C	(156,769)	(131,005)
Class I	(36,299,724)	(39,392,059)
Total Distributions	(42,960,201)	(44,756,020)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	99,966,130	72,462,815
Class C	689,972	219,300
Class I	150,179,062	222,666,692
Distributions reinvested:
Class A	5,355,332	4,221,519
Class C	156,769	130,344
Class I	11,494,537	10,964,066
Cost of shares redeemed:
Class A	(106,014,480)	(76,029,231)
Class C	(1,096,824)	(1,061,497)
Class I	(198,326,690)	(544,597,105)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(37,596,192)	(311,023,097)
Total Increase (Decrease) in Net Assets	(11,961,758)	(475,809,415)
Net Assets ($):
Beginning of Period	606,424,475	1,082,233,890
End of Period	594,462,717	606,424,475

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	19,126,979	13,750,753
Shares issued for distributions reinvested	1,029,800	786,126
Shares redeemed	(20,357,054)	(14,328,938)
Net Increase (Decrease) in Shares Outstanding	(200,275)	207,941
Class Ca
Shares sold	132,564	41,960
Shares issued for distributions reinvested	30,144	24,168
Shares redeemed	(210,570)	(193,173)
Net Increase (Decrease) in Shares Outstanding	(47,862)	(127,045)
Class I
Shares sold	28,829,665	40,814,486
Shares issued for distributions reinvested	2,209,329	2,032,596
Shares redeemed	(38,219,403)	(101,565,638)
Net Increase (Decrease) in Shares Outstanding	(7,180,409)	(58,718,556)

[a]

During the period ended December 31, 2023, 90 Class C shares representing $469 were automatically converted to 90 Class A shares and during the period December 31, 2022, 11,381 Class C shares representing $65,705 were automatically converted to 11,385 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	5.12	6.11	6.15	6.18	5.70
Investment Operations:
Net investment income[a]	.35	.28	.27	.29	.32
Net realized and unrealized gain (loss) on investments	.25	(.99)	(.01)	(.02)	.49
Total from Investment Operations	.60	(.71)	.26	.27	.81
Distributions:
Dividends from net investment income	(.36)	(.28)	(.29)	(.30)	(.33)
Dividends from net realized gain on investments	-	-	(.01)	-	-
Total Distributions	(.36)	(.28)	(.30)	(.30)	(.33)
Net asset value, end of period	5.36	5.12	6.11	6.15	6.18
Total Return (%)[b]	12.26	(11.76)	4.33	4.77	14.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	6.81	5.14	4.42	4.91	5.21
Portfolio Turnover Rate	128.77	90.51	101.26	122.11	67.61
Net Assets, end of period ($ x 1,000)	102,274	98,815	116,626	124,720	156,134

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	5.12	6.11	6.15	6.18	5.70
Investment Operations:
Net investment income[a]	.31	.24	.22	.25	.27
Net realized and unrealized gain (loss) on investments	.26	(.99)	(.01)	(.02)	.49
Total from Investment Operations	.57	(.75)	.21	.23	.76
Distributions:
Dividends from net investment income	(.33)	(.24)	(.24)	(.26)	(.28)
Dividends from net realized gain on investments	-	-	(.01)	-	-
Total Distributions	(.33)	(.24)	(.25)	(.26)	(.28)
Net asset value, end of period	5.36	5.12	6.11	6.15	6.18
Total Return (%)[b]	11.43	(12.42)	3.55	3.99	13.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	6.09	4.38	3.71	4.24	4.56
Portfolio Turnover Rate	128.77	90.51	101.26	122.11	67.61
Net Assets, end of period ($ x 1,000)	2,511	2,646	3,935	6,567	11,396

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	5.13	6.12	6.15	6.19	5.70
Investment Operations:
Net investment income[a]	.37	.30	.29	.30	.33
Net realized and unrealized gain (loss) on investments	.24	(1.00)	(.01)	(.02)	.50
Total from Investment Operations	.61	(.70)	.28	.28	.83
Distributions:
Dividends from net investment income	(.38)	(.29)	(.30)	(.32)	(.34)
Dividends from net realized gain on investments	-	-	(.01)	-	-
Total Distributions	(.38)	(.29)	(.31)	(.32)	(.34)
Net asset value, end of period	5.36	5.13	6.12	6.15	6.19
Total Return (%)	12.32	(11.51)	4.76	4.86	14.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	7.09	5.40	4.67	5.10	5.46
Portfolio Turnover Rate	128.77	90.51	101.26	122.11	67.61
Net Assets, end of period ($ x 1,000)	489,677	504,963	961,674	973,861	929,926

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a subsidiary of Franklin Resources, Inc., serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities and exchanged-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	16,731,885	-	16,731,885
Corporate Bonds	-	521,864,579	-	521,864,579
Equity Securities - Common Stocks	94,250	-	-	94,250
Exchange-Traded Funds	3,723,444	-	-	3,723,444

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Floating Rate Loan Interests	-	23,192,022	-	23,192,022
Investment Companies	58,745,832	-	-	58,745,832
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	44,780	-	44,780
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(194,184)	-	(194,184)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $20,139 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	59,471,288		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	59,471,288		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(59,471,288)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

High Yield Securities Risk: High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although

NOTES TO FINANCIAL STATEMENTS (continued)

senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $119,294, accumulated capital losses $265,163,766 and unrealized appreciation $6,848,337.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2023. The fund has $89,082,560 of short-term capital losses and $176,081,206 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $42,960,201 and $44,756,020, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment

NOTES TO FINANCIAL STATEMENTS (continued)

management agreement may not be amended without the approval of the fund’s shareholders. During the period ended December 31, 2023, Trustees’ fees reimbursed by the Adviser amounted to $88,000.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .27% of the value of the fund’s average daily net assets.

During the period ended December 31, 2023, the Distributor retained $562 from commissions earned on sales of the fund’s Class A shares and $4,740 and $15 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended December 31, 2023, Class A and Class C shares were charged $232,593 and $18,812, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2023, Class C shares were charged $6,271 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $349,151, Distribution Plans fees of $22,510 and Service Plan fees of $536, which are offset against an expense reimbursement currently in effect in the amount of $7,000.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2023, amounted to $723,916,154 and $775,110,394, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2023 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2023 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	44,780	(194,184)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	44,780	(194,184)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	44,780	(194,184)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2023:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
Barclays Capital, Inc.	39,880		(39,880)	-	-
Goldman Sachs & Co. LLC	4,900		(3,899)	-	1,001
Total	44,780		(43,779)	-	1,001

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
Barclays Capital, Inc.	(166,925)		39,880	-	(127,045)
Citigroup Global Markets Inc.	(23,360)		-	-	(23,360)
Goldman Sachs & Co. LLC	(3,899)		3,899	-	-
Total	(194,184)		43,779	-	(150,405)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following table summarizes the average market value of derivatives outstanding during the period ended December 31, 2023:

Average Market Value ($)
Forward contracts	23,463,995

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023, the cost of investments for federal income tax purposes was $617,584,028; accordingly, accumulated net unrealized appreciation on investments was $6,767,984, consisting of $16,973,006 gross unrealized appreciation and $10,205,022 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon High Yield Fund and Board of Trustees of BNY Mellon Investment Funds III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Fund (the Fund), a series of BNY Mellon Investment Funds III including the statement of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 23, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures (Effective January 1, 2024, this waiver will be revised as follows: shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account (i.e., Right of Reinstatement) (Effective January 1, 2024, this waiver will be revised as follows: shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares

ADDITIONAL INFORMATION (Unaudited) (continued)

directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

ADDITIONAL INFORMATION (Unaudited) (continued)

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 71.24% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

Bradley Skapyak (65)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (74)
Board Member (1992)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon High Yield Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
9 West 57th Street, Suite 4920
New York, NY 10019

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0029AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,680 in 2022 and $65,100 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,000 in 2022 and $5,100 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)